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                                 PROMISSORY NOTE

$50,000.00                                                          June 6, 2000

    FOR VALUE RECEIVED, the undersigned, PPCT PRODUCTS, L.L.C., a Florida limited liability company, with offices at 7635 West 28th Avenue, Hialeah, FL 33016 (the "Maker"), promises to pay to Gerald F. O'Connell ("Payee") the principal sum of Fifty Thousand Dollars ($50,000.00), together with interest thereon at the rate of eighteen percent (18%) per annum computed on the balance of principal remaining from time to time unpaid from the date of disbursement, as follows:

Interest on the outstanding principal balance shall begin to accrue beginning on the date the loan is funded. Payments under this Note shall be made to the Payee as follows:

Interest only shall be paid monthly commencing on the first day of July, 2000, and continuing thereafter on the first day of each succeeding month, until the entire outstanding principal balance has been paid in full. Payments shall be made without demand or invoice therefor, and shall be deemed timely if received by Payee within five (5) business days of the due date.

The entire outstanding principal balance together with all accrued and unpaid interest shall be due and payable in full, if not sooner paid, on June 30, 2001 (the "Maturity Date"). The Maker shall have the right to prepay all or any part of the outstanding principal balance at any time without penalty.

If the payment of the outstanding principal balance, together with any accrued and unpaid interest thereon, is not made on or before the Maturity Date or if any payment of interest is not made and not cured within five days of receipt of written notice thereof, then Maker shall be in default and such total past due amount shall thereafter, until paid, accrue and bear interest at the default interest rate of the highest rate then permitted by applicable law. Further, Payee may pursue any and all other remedies available at law or in equity, including pursuing collection against any guarantor.

Any provision contained in this Note to the contrary notwithstanding, Payee shall not be entitled to receive or collect, nor shall Maker be obligated to pay, interest on any of the indebtedness evidenced hereby in excess of the maximum rate of interest permitted by applicable law, and if any provision of this Note shall ever be construed or held to permit the collection or to require the payment of any amount of interest in excess of that permitted by applicable law, the provisions of this paragraph shall control and shall override any contrary or inconsistent provision herein. It is the intention of the parties to conform strictly to applicable usury laws, and to the extent the terms of this Note or any other such document are determined to be inconsistent with such usury laws, this Note shall be subject to reduction to the maximum rate of interest allowed under applicable usury laws.

Payee shall be entitled to collect all costs of collection including attorneys' fees if Maker is in default.

This Note is expressly made subordinate to the rights, liens, and security interest of any commercial lender(s), as they may exist from time to time, which lender(s) may be granted a lien on Maker's inventory, accounts receivable and/or other assets. Any Payee shall, if necessary, execute any reasonable documentation acknowledging its subordinated position to any such commercial lender that may do business with Maker from time to time. Should any Payee fail to sign any such acknowledgment, Payee hereby appoints any officer of Maker to execute such acknowledgment on Payee's behalf as its attorney in fact. This Note is secured solely by any guarantees received by Payee. None of Maker's assets are pledged as security for repayment of this Note.

This Note shall be governed and construed under the laws of the State of Florida, and in the event Payee files suit to enforce its rights under this Note, Maker hereby consents to jurisdiction and venue in Florida.

Maker waives presentment for payment, protest and demand, and notice of protest, demand and dishonor.

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The sums due under this Note shall not be subject to offset, deduction or claims which Maker or any guarantor may have against each other or the Payee or holder hereof; each Maker and guarantor hereby waives any such claim of offset, deduction or any claim in the nature thereof.

All notices (except as expressly provided herein to the contrary) and payments required or permitted hereunder shall be in writing and shall be either personally served or sent by registered or certified mail, return receipt requested, postage prepaid, as follows:

If to Payee:    Gerald O'Connell       If to Maker:   PPCT PRODUCTS, L.L.C.
                --------------------                  7635 West 28th Avenue
                --------------------                  Hialeah, FL  33016


All notices given in accordance with this paragraph shall be effective and deemed received upon receipt by the addressee.

                                       MAKER:

                                       PPCT PRODUCTS, L.L.C.



                                       By:  /s/  Joseph A. Rotmil
                                          --------------------------------
                                          Joseph A. Rotmil
                                          Managing Member



                                   GUARANTY

The undersigned, each hereby unconditionally guarantees full repayment of the principal balance and all accrued interest and any and all other obligations of Maker under this Note. The undersigned acknowledges that this guaranty includes all attorneys' fees and costs of collection incurred by Payee, and Guarantor submits to the jurisdiction and venue provided for in the Note.

     /s/  Joseph A. Rotmil
---------------------------------------
Joseph A. Rotmil, personally


Holster, L.L.C.

By:  /s/ Marc E. Bercoon
   ------------------------------------
    Marc E. Bercoon, as managing member
collection